SCHEDULE 14A INFORMATION
              Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                         First Federal Bancorp, Inc.
                         ---------------------------
              (Name of Registrant as Specified In Its Charter)

                         First Federal Bancorp, Inc.
                         ---------------------------
    (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
      0-11.

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:

                         FIRST FEDERAL BANCORP, INC.
                              505 Market Street
                           Zanesville, Ohio 43701
                               (740) 588-2222

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

      Notice is hereby given that the 2003 Annual Meeting of Shareholders of First Federal Bancorp, Inc. ("Bancorp"), will be held at the Holiday Inn, 4645 East Pike, Zanesville, Ohio, on February 19, 2003, at 2:00 p.m., Eastern Standard Time (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy
Statement:

      1. To re-elect four directors of Bancorp for terms expiring in 2005;

      2. To consider and vote upon the adoption of amendments to the existing Code of Regulations (the "Current Regulations") of Bancorp to (i) restrict the removal of directors; (ii) expand the indemnification of directors and officers; and (iii) make technical changes to the Current Regulations and remove obsolete provisions;

      3. To consider and vote upon the ratification of the selection of BKD LLP ("BKD") as the auditors of Bancorp for the current fiscal year; and

      4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

      Only shareholders of Bancorp of record at the close of business on December 23, 2002, will be entitled to receive notice of and to vote at the Annual Meeting. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. The giving of a Proxy does not affect your right to vote in person in the event you attend the Annual Meeting.


Zanesville, Ohio                       J. William Plummer, President and
January 7, 2003                        Chief Executive Officer

                                       Ward D. Coffman, III, Secretary

                         FIRST FEDERAL BANCORP, INC.
                              505 Market Street
                           Zanesville, Ohio 43701
                               (740) 588-2222

                               PROXY STATEMENT

                                   PROXIES

      The enclosed Proxy is being solicited by the Board of Directors of First Federal Bancorp, Inc. ("Bancorp"), for use at the 2003 Annual Meeting of Shareholders of Bancorp to be held at the Holiday Inn, 4645 East Pike, Zanesville, Ohio, on February 19, 2003, at 2:00 p.m., Eastern Standard Time, and at any adjournments thereof (the "Annual Meeting"). Without affecting any vote previously taken, the Proxy may be revoked by a shareholder before exercise by giving notice of revocation to Bancorp in writing or in open meeting. Attendance at the Annual Meeting will not, of itself, revoke a Proxy.

      Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

      FOR the re-election of Ward D. Coffman, III, Robert D. Goodrich, II, Patrick L. Hennessey and Connie Ayres LaPlante as directors of Bancorp for terms expiring in 2005;

      FOR the adoption of the Amended and Restated Code of Regulations of Bancorp (the "New Regulations"), attached to this Proxy Statement as Exhibit A, in its entirety. In connection with the vote upon the adoption of the New Regulations, each properly executed Proxy received before the Annual Meeting and not revoked will be voted as specified on the Proxy, or, in the absence of specific voting instructions on the Proxy, will be voted:

            FOR the adoption of provisions in the New Regulations restricting the removal of directors;

            FOR the adoption of provisions in the New Regulations expanding the indemnification of directors and officers; and

            FOR the adoption of technical changes to the existing Code of Regulations (the "Current Regulations") and the removal of obsolete provisions.

      FOR the ratification of the selection of BKD LLP ("BKD") as the auditors of Bancorp for the current fiscal year.

      None of the proposals described above related to the New Regulations will be adopted unless all of the proposals are separately approved by the required vote of the shareholders. See the section of this Proxy Statement entitled "VOTES REQUIRED."

      Proxies may be solicited by the directors, officers and other employees of Bancorp in person or by telephone, telecopy, telegraph or mail, only for use at the Annual Meeting and will not be used for any other meeting. The cost of soliciting Proxies will be borne by Bancorp.

      Only shareholders of record as of the close of business on December 23, 2002 (the "Voting Record Date"), are eligible to vote at the Annual Meeting. Bancorp's records disclose that, as of the Voting Record Date, there were 3,248,725 common shares of Bancorp (the "Shares") outstanding. On all matters, shareholders are entitled to one vote for each Share held.

      This Proxy Statement is first being mailed to the shareholders of Bancorp on or about January 7, 2003. Bancorp may deliver to shareholders that share an address one copy of this Proxy Statement and the 2002 Annual Report to Shareholders. Bancorp will deliver promptly upon written or oral request a separate copy of the Annual Report or Proxy Statement to a Shareholder at a shared address to which a single copy was delivered.

                               VOTES REQUIRED

Quorum

      A majority of the votes eligible to be cast at the Annual Meeting must be present in person or by proxy to establish a quorum. Abstentions and shares held by a nominee for a beneficial owner and which are represented in person or by proxy at the Annual Meeting but not voted with respect to one or more proposals ("Non-votes") will be counted as present for purposes of establishing a quorum.

Proposals

      Under Ohio law and the Current Regulations, the following matters must receive the corresponding vote to adopt the following proposals:

                 Proposal                          Required Vote
                 --------                          -------------

      1.  Election of directors          The four nominees receiving the
                                         greatest number of votes will be
                                         elected to the Board of Directors.

      2.  Adoption of each of the        Affirmative vote of the holders of
          four proposals related to      at least a majority of the
          the New Regulations            outstanding shares.

      3.  Ratification of the selection  Affirmative vote of the holders of
          of BKD as auditors             at least a majority of the shares
                                         represented in person or by proxy
                                         at the Annual Meeting.

      In compliance with the position of the Securities and Exchange Commission on the adoption of the New Regulations, Bancorp is asking shareholders to vote separately on three types of amendments to the New Regulations. In addition to a vote on the adoption of the New Regulations, therefore, shareholders will have an opportunity to vote separately on each of the three proposals described below related to the New Regulations. However, none of the proposals related to the New Regulations will be adopted unless all of the proposals receive the required vote for adoption. For example, if only two of the proposals related to the New Regulations are approved by the affirmative vote of a majority of the outstanding shares, then none of the proposals will be adopted. Even the first proposal related to the New Regulations, which is to adopt the New Regulations in their entirety, will not be adopted unless all four proposals are approved by the affirmative vote of a majority of the outstanding shares.

      Brokers/dealers who hold outstanding shares of Bancorp in street name for their customers may, under applicable rules of the exchange and other self-regulatory organizations of which the broker/dealers are members, sign and submit Proxies for such outstanding shares and may vote such shares on some matters, but broker/dealers may not vote such shares on other matters without specific instructions from the customer. Proxies signed and submitted by broker/dealers which have not been voted on certain matters as described in the previous sentence are Non-votes.

      The effect of an abstention or a non-vote on proposals 2 and 3 above will be the same as a vote against the adoption of such proposals.

                     VOTING SECURITIES AND OWNERSHIP OF
                  CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information with respect to the only persons known to Bancorp to own beneficially more than five percent (5%) of the outstanding Shares as of December 15, 2002:

                                    Amount and Nature of
                                  Beneficial Ownership (2)
                                  ------------------------        Percent of
Name and Address (1)                 Sole           Shared    Shares Outstanding
--------------------                 ----           ------    ------------------

Ward D. Coffman, III              180,320 (3)       14,000           5.93%
Connie Ayres LaPlante              92,440 (4)      142,048           7.16%
J. William Plummer                117,935 (5)       75,170           5.84%
MacNealy Hoover Investment
Management Inc.
4580 Stephen Circle, Suite 201
Canton, OH 44718                  309,250 (6)            -           9.52%

___________________
<F1>  Each of the individuals listed in this table may be contacted at the address of Bancorp, 505 Market Street, Zanesville, Ohio 43701.

<F2>  Includes Shares with respect to which the shareholder has sole or shared voting or investment power as a fiduciary for a trust or another person and Shares held by certain family members.

<F3>  Includes 30,000 Shares subject to currently exercisable options granted under the First Federal Bancorp, Inc., 1992 Stock Option Plan for Non-Employee Directors (the "1992 Non-qualified Plan"), the First Federal Bancorp, Inc., 1994 Stock Option Plan for Non-Employee Directors (the "1994 Non-qualified Plan"), the First Federal Bancorp, Inc., 1997 Performance Stock Option Plan for Senior Executive Officers and Outside Directors (the "1997 Plan"), and the 2002 Stock Option and Incentive Plan (the "2002 Plan").

<F4>  Includes 24,000 Shares subject to currently exercisable options granted under the First Federal Bancorp, Inc., 1992 Incentive Stock Option Plan for Officers and Key Employees (the "1992 ISO Plan"), the First Federal Bancorp, Inc., 1994 Stock Option Plan for Officers and Key Employees (the "1994 ISO Plan"), the 1997 Plan and the 2002 Plan.

<F5>  Includes 56,000 Shares subject to currently exercisable options granted under the 1992 ISO Plan, the 1994 ISO Plan, the 1997 Plan, and the 2002 Plan.

<F6>  Based upon Schedule 13D filed with the Securities and Exchange
      Commission on August 30, 2002.

      The following table sets forth certain information with respect to the number of Shares beneficially owned by each director of Bancorp and by all directors and executive officers of Bancorp as a group as of December 15, 2002:

                                    Amount and Nature of
                                  Beneficial Ownership (2)
                                  ------------------------        Percent of
Name and Address (1)                 Sole           Shared    Shares Outstanding
--------------------                 ----           ------    ------------------

Ward D. Coffman, III              180,320 (3)       14,000            5.93%
Robert D. Goodrich, II             87,080 (4)            -            2.66%
Patrick L. Hennessey              139,480 (5)       14,000            4.69%
Connie Ayres LaPlante              92,440 (6)      142,048            7.16%
John C. Matesich, III              67,480 (7)       14,000            2.49%
Don R. Parkhill                    51,234 (8)       12,290            1.93%
J. William Plummer                117,935 (9)       75,170            5.84%
                                  -------          -------           -----
All directors and executive
 officers of Bancorp as a
 group (7 people)                 735,969          229,508 (10)      27.68%

___________________
<F1>  Each of the individuals listed in this table may be contacted at the address of Bancorp, 505 Market Street, Zanesville, Ohio 43701.

<F2>  Includes Shares with respect to which the shareholder has sole or shared voting or investment power as a fiduciary for a trust or another person and Shares held by certain family members.

<F3>  See footnote 3 to the preceding table for a description of Mr.
      Coffman's beneficial ownership.

<F4>  Includes 30,000 Shares subject to currently exercisable options granted under the 1992 Non-qualified Plan, the 1994 Non-qualified Plan, the 1997 Plan, and the 2002 Plan.

<F5>  Includes 22,000 Shares subject to currently exercisable options granted under the 1992 Non-qualified Plan, the 1994 Non-qualified Plan, the 1997 Plan, and the 2002 Plan.

<F6>  See footnote 4 to the preceding table for a description of Ms.
      LaPlante's beneficial ownership.

<F7>  Includes 30,000 Shares subject to currently exercisable options granted under the 1992 Non-qualified Plan, the 1994 Non-qualified Plan, the 1997 Plan, and the 2002 Plan.

<F8>  Includes 47,480 Shares subject to currently exercisable options granted under the 1992 Non-qualified Plan, the 1994 Non-qualified Plan, the 1997 Plan, and the 2002 Plan.

<F9>  See footnote 5 to the preceding table for a description of Mr.
      Plummer's beneficial ownership.

<F10> Messrs. Coffman, Hennessey, Matesich and Plummer share control as
      Trustees over 14,000 shares held in the First Federal Savings Bank of Eastern Ohio Defined Benefit Plan. The 14,000 shares are included in each of their numbers of shares beneficially owned but are included only once in the total number of shares held by all directors and executive officers of Bancorp as a group.

                   PROPOSAL ONE: RE-ELECTION OF DIRECTORS

      In accordance with Article Two of the Current Regulations, four directors are to be elected at the Annual Meeting, each for a term of two years and until their successors are elected. Each holder of Shares is entitled to one vote for each director position for each Share held. No shareholder may cumulate votes in the election of directors.

      In accordance with Section 2.03 of the Regulations, nominees for election as a director may be proposed only by the directors or by a shareholder entitled to vote for directors. The directors will consider shareholder nominations in selecting nominees. A shareholder who wishes to make a nomination must follow the procedures set forth in the Regulations. Such procedures require the submission of a written nomination by the shareholder to the Secretary of Bancorp by the later of the November 15th immediately preceding the annual meeting of shareholders or the sixtieth day before the first anniversary of the most recent annual meeting of shareholders held for the election of directors. Each such written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of Shares owned either beneficially or of record by each such nominee and the length of time such Shares have been so owned.

      Unless otherwise directed, Proxies received pursuant to this solicitation will be voted for the nominees listed below, each of whom has been designated by the directors. In the event that any nominee listed below fails to stand for election at the Annual Meeting, Proxies will be voted for such other person as may be designated by the directors. Management does not anticipate that any of the nominees listed below will fail to stand for election at the Annual Meeting.

      The Board of Directors proposes the re-election of the following persons to terms which will expire in 2005:

Name                        Age        Position(s) Held        Director Since (1)
----                        ---        ----------------        ------------------

Ward D. Coffman, III        49      Secretary and Director           1992
Robert D. Goodrich, II      56      Director                         1992
Patrick L. Hennessey        52      Director                         1992
Connie Ayres LaPlante       46      Treasurer and Director           1992

___________________
<F1>  Each of such directors became a director of Bancorp in connection with the conversion of First Federal Savings Bank of Eastern Ohio, Inc. ("First Federal"), from mutual to stock form (the "Conversion") and the formation of Bancorp as the holding company of First Federal. Each director nominee also serves as a director of First Federal.

      The following directors will continue to serve after the Annual Meeting for the terms indicated:

Name                        Age          Position(s) Held          Director Since (1)    Term Expires
----                        ---          ----------------          ------------------    ------------

John C. Matesich, III       59      Chairman and Director               1992                 2004
Don R. Parkhill             44      Director                            1995                 2004
J. William Plummer          57      President, Chief Executive
                                    Officer and Director                1992                 2004

___________________
<F1>  Messrs. Matesich and Plummer became directors of Bancorp in connection with the Conversion and the formation of Bancorp as the holding company of First Federal. Each director also serves as a director of First Federal.

      Ward D. Coffman, III, is an attorney who has been engaged in private practice in the Zanesville area since 1978.

      Robert D. Goodrich, II, is the Chairman of the Board and Chief Executive Officer of Wendy's Management Group, Inc., a position he has held since 1986.

      Patrick L. Hennessey is currently the President of P & D
Transportation. Mr. Hennessey has been employed by P & D Transportation since 1985.

      Connie Ayres LaPlante is a Senior Vice President and the Treasurer of First Federal. Ms. LaPlante commenced employment with First Federal in 1978.

      John C. Matesich, III, is the President of Matesich Distributing Co., a beer distributor in Southeastern Ohio. Mr. Matesich has been the President of Matesich Distributing Co. since 1990 and has been employed by Matesich Distributing Co. since 1972.

      Don R. Parkhill has been the President of Blackson-Parkhill Agency, Inc., doing business as Parkhill Sedanko Insurance Agency, Inc., in Coshocton, Ohio, since 1987. Mr. Parkhill is also the owner of Parkhill Financial Group, which has sold life insurance and assisted with other financial planning needs since 1987.

      J. William Plummer is currently the President and Chief Executive Officer of First Federal. Mr. Plummer has been employed by First Federal since 1970 and has served as the President and the Chief Executive Officer since 1979.

Meetings of Directors

      The Board of Directors of Bancorp met 13 times for regularly scheduled and special meetings during the fiscal year ended September 30, 2002. Each director attended at least 75% of the aggregate of such meetings and all meetings of the committees of the Board of Directors of which such director is a member.

      The Board of Directors of First Federal met 18 times for regularly scheduled and special meetings during the fiscal year ended September 30, 2002.

Committees of Directors

      The Board of Directors of Bancorp has a Stock Option Committee, which administers Bancorp's stock option plans. The Stock Option Committee is comprised of Messrs. Coffman, Hennessey, Matesich, Parkhill, Goodrich and Plummer and Ms. LaPlante. The Stock Option Committee met four times during the fiscal year ended September 30, 2002.

      The Board of Directors of Bancorp does not have a Nominating Committee. Nominations for election to the Board of Directors of Bancorp are determined by the entire Board of Directors of Bancorp. In addition, the Current Regulations provide a procedure for shareholders to nominate persons for election to the Board of Directors of Bancorp. See "PROPOSAL
ONE: RE-ELECTION OF DIRECTORS."

      The Audit Committee and the Compensation Committee of the Board of Directors of Bancorp meet in conjunction with the Audit Committee and the Compensation Committee of the Board of Directors of First Federal. The Audit Committee is comprised of Messrs. Coffman, Hennessey, Goodrich, Matesich and Parkhill. See "AUDIT COMMITTEE REPORT" for a description of the Audit Committee's responsibilities. The Audit Committee met six times during the fiscal year ended September 30, 2002.

      Messrs. Coffman, Hennessey and Matesich are the members of the Compensation Committee. The Compensation Committee reviews and recommends to the full Board of Directors salary levels for the executive officers of First Federal and, in conjunction with management, for the other employees of First Federal. The Compensation Committee met one time during the fiscal year ended September 30, 2002.

      The Board of Directors of First Federal also has a Loan Committee. The function of the Loan Committee is to approve loans for amounts greater than $300,700. Messrs. Plummer, Coffman and Hennessey are the members of the Loan Committee. The Loan Committee met 10 times by telephone during the fiscal year ended September 30, 2002.

              COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

      The following Summary Compensation Table sets forth certain information with respect to the compensation paid by First Federal to the chief executive officer of Bancorp and the only other officer of Bancorp to receive cash compensation in excess of $100,000 during fiscal year 2002.

                         Summary Compensation Table
                         --------------------------

                                               Annual Compensation      Long Term Compensation
                                          ---------------------------   ----------------------
                                                                                Awards
                                                                           -----------------
Name and Principal Position      Year     Salary ($)(1)     Bonus ($)      Options/ SARs (#)
---------------------------      ----     -------------     ---------      -----------------

J. William Plummer               2002       $159,598         $70,354           5,000 (2)
  President and Chief            2001        154,607          47,009          15,000 (2)
  Executive Officer              2000        151,328          44,313               -

Connie Ayres LaPlante            2002        106,909          42,730           5,000 (2)
  Treasurer                      2001        102,936          26,312          15,000 (2)
                                 2000         97,758          24,331               -

___________________
<F1>  Does not include amounts attributable to other miscellaneous benefits, the cost of which was less than 10% of the officer's cash compensation.

<F2>  Represents the number of Shares underlying options granted under the
      1992, 1994, 1997 and 2002 Plans. Bancorp does not have a stock benefit plan which provides for the grant of "SARs," an abbreviation for "Stock Appreciation Rights."

Employment Agreements

      In November 2002, First Federal entered into employment agreements with Mr. Plummer and Ms. LaPlante, each with a term of three years. The agreements provide for a salary review by the Board of Directors not less often than annually and the inclusion of the employee in any formally established employee benefit, bonus pension and profit-sharing plans for which senior management personnel are eligible. Each employment agreement may be terminated by First Federal at any time. In the event of termination for "just cause," as defined in the employment agreement, the employee will have no right to receive any compensation or other benefits for any period after such termination. In the event of termination within one year of any change in "control" (as defined below) of First Federal or Bancorp, each employee will be entitled to receive (a) a payment in an amount equal to the sum of (i) the amount of compensation to which the employee is entitled for the remainder of the term of the agreement, plus
(ii) the difference between (x) the product of three multiplied by the total compensation paid to the employee for the immediately preceding calendar year less (y) the amount paid to the employee pursuant to (i); and
(b) continued health, life and disability insurance and other benefits substantially equal to those which the employee was receiving at the time the agreement was terminated until the earliest to occur of the end of the term of the agreement, or the date the employee becomes employed by another employer. "Control," as defined in the employment agreements, generally refers to the acquisition by any person or entity of the ownership or power to vote ten percent (10%) or more of the shares of either First Federal or Bancorp, the control of the election of a majority of the directors of either First Federal or Bancorp or the exercise of a controlling influence over the management or policies of either First Federal or Bancorp.

      In the event of termination other than for "just cause" (as defined in the employment agreement) or in connection with a change of control, the employee will be entitled to a continuation of salary payments for a period of time equal to the term of the employment agreement, as well as a continuation of benefits substantially equal to those being provided at the date of termination of employment until the earlier to occur of the end of the employment agreement term or the date the employee becomes employed full-time by another employer.

Compensation of Directors

      Each non-employee director of Bancorp receives a fee of $350 per month and $50 for each meeting of the Board of Directors attended, with payment for two excused absences per year. Each non-employee director of First Federal receives a fee of $500 per month and $500 for each meeting of the Board of Directors attended, with payment for two excused absences per year. In addition to regular fees paid to the directors of First Federal, members of the Compensation Committee and members of the Benefits Committee who are not employees receive $150 for each meeting attended. Members of the Loan Committee, other than the executive officers, receive $50 for each meeting attended in person, although no fees were paid during the fiscal year ended September 30, 2002, because only telephonic meetings were held during the year. No committee fees are paid to members of the Audit Committee.

Certain Transactions with First Federal

      All loans by First Federal to executive officers and directors of First Federal and Bancorp with outstanding balances during the fiscal year ended September 30, 2002, were made in the ordinary course of business and on the same terms and conditions, including interest rates and collateral, as those of comparable loans to other persons. None of such loans involve more than the normal risk of collectibility or present other unfavorable features and are current in their payments.

      During the fiscal year ended September 30, 2002, First Federal retained the services of Ward D. Coffman, III, an attorney engaged in private practice in the Zanesville area. Mr. Coffman is the Secretary and a director of Bancorp and serves as general counsel to First Federal. From time to time, Mr. Coffman will serve as general counsel to First Federal during the fiscal year beginning October 1, 2002.

Stock Option Plans

      The shareholders of Bancorp approved stock option plans for employees (the "ISO Plans") and non-employee directors (the "Non-qualified Plans") that were adopted by the Board of Directors in 1992 and 1995. In addition, the shareholders approved additional plans for both employees and non-employee directors in 1997 and 2002. The purposes of the stock option plans include attracting and retaining the best available personnel as officers, employees and directors of Bancorp and First Federal and providing incentives to the officers, employees and directors of Bancorp and First Federal by facilitating their purchases of an ownership interest in Bancorp.

      Bancorp currently has reserved 732,775 common shares for issuance under the stock option plans, of which 424,646 were subject to outstanding options on December 15, 2002. No more options may be granted under the 1992 ISO Plan, the 1992 Non-qualified Plan or the 1997 Plan.

      Options granted under the ISO Plans and certain options granted under the 1997 Plan and the 2002 Plan are intended to qualify as "incentive stock options" ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), which, if certain conditions are met, permits the optionees to delay the recognition of federal taxable income on the Shares received upon the exercise of options. The option exercise price for ISOs is determined by the Stock Option Committee at the time of option grant. The exercise price must not be less than 100% of the fair market value of the Shares on the date of the grant.

      The Non-qualified Plans provide for the grant of options that are not intended to qualify as "incentive stock options" under Section 422 of the Code ("Non-qualified Options"), and options awarded to non-employee directors under the 1997 Plan and the 2002 Plan are also Non-qualified Options. The exercise price for Non-qualified Options is at least the fair market value of the Shares on the date of the grant.

      Options granted under the 1992 Plan are first exercisable one year after the date of grant. Options granted under the 1994 Plans and the 2002 Plan are immediately exercisable. Options granted pursuant to the 1997 Plan are, unless otherwise specified by the Stock Option Committee at the time of grant, exercisable immediately after the date of grant, provided that the optionee will have been a senior executive officer or non-employee director of Bancorp or First Federal at all times during the period beginning with the date of grant of any such option and ending on the date which is three months before the date of exercise of the option.

      All options are immediately exercisable in the event of a "change of control," as defined in the plans. A "change of control" includes execution of an agreement for a merger or acquisition or the acquisition of the beneficial ownership of 25% or more of the voting shares of Bancorp by any person or entity.

      The following table sets forth information regarding all grants of options to purchase Shares of Bancorp made to Mr. Plummer and Ms. Ayres LaPlante during the fiscal year ended September 30, 2002:

                                                        Options/SAR Grants in Last Fiscal Year
                        --------------------------------------------------------------------------------------------
                                                                    Individual Grants
                        --------------------------------------------------------------------------------------------
                                                           % of Total Options/
                        Number of Securities Underlying      SARs Granted to             Exercise or       Expiration
Name                      Options/SARs Granted (#)(1)    Employees in Fiscal Year    Base Price ($/share)     Date
----                    -------------------------------  ------------------------    --------------------  ---------

J. William Plummer                   5,000                         4.49%                     $7.30           3/19/12
Connie Ayres LaPlante                5,000                         4.49%                     $7.30           3/19/12

___________________
<F1>  Options granted were intended to qualify as incentive stock options under the Internal Revenue Code of 1986, as amended. All options are immediately exercisable.

      The following table sets forth information regarding the number and value of unexercised options held by the persons listed in the Summary Compensation Table:

             Aggregated Option/SAR Exercises In Last Fiscal Year
             ---------------------------------------------------
                        and 9/30/02 Option/SAR Values
                        -----------------------------

                                                                 Number of
                                                                 Securities         Value of
                                                                 Underlying        Unexercised
                                                                 Unexercised       In-the-Money
                                                               Options/SARs at   Options/SARs at
                                                                 9/30/02 (#)       9/30/02 (1)
                           Shares Acquired                      Exercisable/      Exercisable/
Name                         on Exercise      Value Realized    Unexercisable     Unexercisable
----                       ---------------    --------------   ---------------   ---------------

J. William Plummer             36,440            $213,174         56,000/0         $177,135/0
Connie Ayres LaPlante          32,000            $117,600         24,000/0          $32,975/0

___________________
<F1>  An option is "in-the-money" if the fair market value of the underlying Shares exceeds the exercise price of the option. The figure represents the value of such unexercised options, determined by multiplying the number of Shares subject to unexercised options by the difference between the exercise prices of such options and the closing sale price for the Shares on September 30, 2002 as reported by The Nasdaq Stock Market.

          SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Under the federal securities laws, Bancorp's directors and executive officers and persons holding more than ten percent of the common shares of Bancorp are required to report their ownership of common shares and changes in such ownership to the Securities and Exchange Commission (the "SEC") and Bancorp. The SEC has established specific due dates for such reports. Based upon a review of such reports, Bancorp must disclose any failures to file such reports timely in Proxy Statements used in connection with annual meetings of shareholders. Bancorp is not aware of any failures to file such reports timely.

                           AUDIT COMMITTEE REPORT

      The Audit Committee of the Board of Directors of Bancorp is comprised of five directors, all of whom are considered "independent" under Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Audit Committee is responsible for overseeing Bancorp's accounting functions and controls, as well as recommending to the

Board of Directors an accounting firm to audit Bancorp's financial statements. The Audit Committee has adopted a charter to set forth its responsibilities (the "Charter").

      As required by the Charter, the Audit Committee received and reviewed the report of BKD LLP ("BKD") regarding the results of their audit, as well as the written disclosures and the letter from BKD required by Independence Standards Board Standard No. 1. The Audit Committee reviewed the audited financial statements with the management of Bancorp. A representative of BKD also discussed with the Audit Committee the independence of BKD from Bancorp, as well as the matters required to be discussed by Statement of Auditing Standards 61. Discussions between the Audit Committee and the representative of BKD included the following:

      * BKD's responsibilities in accordance with generally accepted auditing standards
      * The initial selection of, and whether there were any changes in, significant accounting policies or their application
      *     Management's judgments and accounting estimates
      *     Whether there were any significant audit adjustments
      *     Whether there were any disagreements with management
      *     Whether there was any consultation with other accountants
      * Whether there were any major issues discussed with management prior to BKD's retention
      * Whether BKD encountered any difficulties in performing the audit
      * BKD's judgments about the quality of Bancorp's accounting principles
      * BKD's responsibilities for information prepared by management that is included in documents containing audited financial statements

      Based on its review of the financial statements and its discussions with management and the representative of BKD, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended September 30, 2002, to be filed with the SEC.

      Ward D. Coffman, III
      Robert D. Goodrich, II
      Patrick L. Hennessey
      John C. Matesich, III
      Don R. Parkhill

Audit Fees

      During the year ended September 30, 2002, BKD billed Bancorp $43,125 for professional services in connection with the audit of Bancorp's annual financial statements and the review of financial statements included in Bancorp's Forms 10-QSB.

Financial Information Systems Design and Implementation Fees

      During the 2002 fiscal year, BKD did not perform professional accounting services to design, implement or manage, hardware or software that collects or generates information significant to BKD's financial statements.

All Other Fees

      During fiscal year 2002, Bancorp and First Federal were billed $26,350 for services rendered by BKD other than for accounting services discussed in "Audit Fees" or "Financial Information Systems Design and Implementation Fees." The Audit Committee has determined that the provision of these services is compatible with maintaining BKD's independence.

                PROPOSAL TWO: ADOPTION OF THE NEW REGULATIONS

      The Board of Directors recommends that the shareholders adopt each of the four proposals related to the New Regulations. The first of these proposals is to adopt the New Regulations in their entirety, and the other three proposals are to adopt specific provisions of the New Regulations. Two of the three proposals to adopt specific provisions to the New Regulations may have a material effect on the rights of shareholders, and each of these provisions is described below in detail. The last proposal includes several technical changes and the removal of obsolete provisions. None of the proposals related to the New Regulations, including the first proposal to adopt the New Regulations in their entirety, will be adopted unless all four of the proposals related to the New Regulations are approved by the affirmative vote of the holders of a majority of the outstanding shares.

Adoption of the New Regulations in their Entirety

      The New Regulations include several changes.  These changes include:
(i) restricting the removal of directors; (ii) expanding the indemnification of directors and officers; and (iii) making technical changes to the Current Regulations and removing obsolete provisions.

      The Board of Directors recommends that the shareholders vote FOR the adoption of the New Regulations, attached hereto as Exhibit A, in their entirety. Accordingly, the shareholders of Bancorp will be asked to adopt the following resolution at the Annual Meeting:

      RESOLVED, that the Amended and Restated Code of Regulations of First Federal Bancorp, Inc., in substantially the form attached to the Proxy Statement of Bancorp dated December 15, 2002, as Exhibit A, be, and it hereby is, adopted to supersede and take the place of the Code of Regulations of First Federal Bancorp, Inc., as amended; provided, however, that the Amended and Restated Code of Regulations shall not be adopted to supersede the Code of Regulations of First Federal Bancorp, Inc., as amended, if any of the proposals related to the Amended and Restated Code of Regulations of First Federal Bancorp, Inc., to be voted on separately by the shareholders is not adopted at the 2003 Annual Meeting of Shareholders.

Removal of Directors and Filling of Vacancies

      The New Regulations place restrictions on the ability of shareholders to remove members of the Board of Directors. The New Regulations provide that directors may be removed only for cause. The Current Regulations provide that a director, or the entire Board of Directors, may be removed by the shareholders with or without cause.

      The provisions relating to removal of a director will preclude a third party from removing incumbent directors without cause and simultaneously gaining control of the Board of Directors by filling the vacancies created by removals with its nominees. The provisions also will reduce the power of shareholders, even those with a majority interest in Bancorp, to remove incumbent directors. Shareholders will have the power to remove directors for cause with the affirmative vote of a majority of the outstanding shares of Bancorp. The Board of Directors believes that this provision enhances the likelihood of continuity with the Board of Directors (although maintaining continuity has not been a problem in the past), thereby facilitating long-range planning in the best interests of shareholders.

      The Board of Directors recommends that the shareholders vote FOR the adoption of the provisions in the New Regulations restricting the removal of directors. Accordingly, the shareholders of Bancorp will be asked to adopt the following resolution at the Annual Meeting:

      RESOLVED, that Article Two, Section 2.04, of the Amended and Restated Code of Regulations of First Federal Bancorp, Inc., in substantially the form attached to the Proxy Statement of First Federal Bancorp, Inc., dated December 15, 2002, as part of Exhibit A, be, and it hereby is, adopted; provided, however, that Article Two, Section 2.04, of the Amended and Restated Code of Regulations of First Federal Bancorp, Inc., shall not be adopted if any of the proposals related to the Amended and Restated Code of Regulations of First Federal Bancorp, Inc., to be voted on separately by the shareholders is not adopted at the 2003 Annual Meeting of Shareholders.

Director Liability and Indemnification

      The New Regulations modify the indemnification provisions that provide protection to the directors and officers of Bancorp in making decisions relating to matters affecting the interests of Bancorp, including takeover proposals. Under both the Current and New Regulations, directors and officers are entitled to advancements for expenses and reimbursement for any costs, judgments, fines and amounts paid in settlement in connection with their actions as representatives of Bancorp. Under the Current Regulations, directors and officers are entitled to be indemnified by Bancorp as long as they have acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of Bancorp. Under the New Regulations, directors and officers are entitled to indemnification from Bancorp as long as the act or omission giving rise to any claim for indemnification was not occasioned by an intent to cause injury to Bancorp or by the reckless disregard for the best interests of Bancorp. Article Five of the New Regulations also contains a change to conform the Current Regulations to

Ohio General Corporation Law by adding Section 5.05(B), which requires a director or officer to agree to cooperate with Bancorp concerning any action, suit or proceeding for which such director or officer seeks an advancement of expenses.

      The Board of Directors may be deemed to have a conflict of interest in recommending the adoption of the new indemnification provisions by the shareholders. If the members of the Board of Directors are sued in their capacity as directors, they may be able to limit their liability by taking advantage of the new indemnification provisions and the provisions of the Ohio General Corporation Law. The Board of Directors believes, however, that the broad right of indemnification is necessary to encourage and retain capable persons to serve as directors. The qualify of a corporation's board of directors is a major factor in its long-term success, and any steps which improve the capacity of a corporation to attract and retain the best possible directors is of considerable value to the shareholders. The Board of Directors also believes that the broad right of indemnification and limitations upon directors' liability for monetary damages are necessary to promote the desirable end that directors will resist vigorously what they consider unjustified suits and claims brought against them in their representative capacities.

      The Board of Directors recognizes that, despite any provision in the New Regulations to the contrary, Bancorp's ability to indemnify directors and officers pursuant to the New Regulations, or pursuant to any indemnification agreement, at all times would be subject to federal and state public policy limitations, which may prevent indemnification. The Board of Directors believes that public policy would prevent indemnification for egregious and intentional wrongdoing, such as self-dealing or willful fraud. Insofar as indemnification for liabilities under the Securities Act of 1933, as amended, may be permitted under the indemnification provisions of the New Regulations, Bancorp understands that the Securities and Exchange Commission believes such indemnification is against public policy and is, therefore, unenforceable.

      Bancorp is not aware of any current or past indemnification or liability issues that will or could be presented to Bancorp in the event that Article Five of the New Regulations is adopted.

      The Board of Directors recommends that the shareholders vote FOR the adoption of the provisions in the New Regulations expanding the indemnification available to directors and officers of Bancorp.
Accordingly, the shareholders of Bancorp will be asked to adopt the following resolution at the Annual Meeting:

      RESOLVED, that Article Five of the Amended and Restated Code of Regulations of First Federal Bancorp, Inc., in substantially the form attached to the Proxy Statement of First Federal Bancorp, Inc., dated December 15, 2002, as part of Exhibit A, be, and it hereby is, adopted; provided, however that Article Five of the Amended and Restated Code of Regulations of First Federal Bancorp, Inc., shall not be adopted if any of the proposals related to the Amended and Restated Code of Regulations of First Federal Bancorp, Inc., to be voted on separately by the shareholders is not adopted at the 2003 Annual Meeting of Shareholders.

Technical Amendments

      The Board of Directors also is recommending several technical amendments to the Current Regulations and the removal of provisions that are outdated or obsolete. The technical amendments include, but are not limited to, allowing meetings to be held by use of communications equipment, allowing shareholders to submit proxies electronically and permitting notices to be delivered by overnight mail. All of the technical amendments are permissible under Ohio law and have been deemed by the Board of Directors to be in the best interests of the shareholders. In addition, the Current Regulations use the male gender for all pronouns. The New Regulations correct this by using both male and female pronouns or by removing any gender reference.

      Finally, Section 1.07 of the New Regulations clarifies that, unless a different vote is required by law, Bancorp's Articles of Incorporation or the New Regulations, every matter presented to the shareholders for approval requires the affirmative vote of a majority of those shares represented in person, by proxy or by means of communications equipment. This addition is not a modification of the previous vote requirement, but merely articulates, consistent with Ohio law and the Articles of Incorporation, the vote required for all matters not otherwise specified in the law, the Articles of Incorporation or the New Regulations as requiring a different vote.

      The Board of Directors recommends that the shareholders vote FOR the adoption of the provisions in the New Regulations making technical changes and removing outdated provisions. Accordingly, the shareholders of Bancorp will be asked to adopt the following resolution at the Annual Meeting:

      RESOLVED, that all of the provisions of the Amended and Restated Code of Regulations of First Federal Bancorp, Inc., with the exception of the provisions to be voted on separately by the shareholders, in substantially the form attached to the Proxy Statement of First Federal Bancorp, Inc., dated December 15, 2002, as part of Exhibit A, be, and they hereby are, adopted; provided, however, that these provisions of the Amended and Restated Code of Regulations of First Federal Bancorp, Inc., shall not be adopted if any of the proposals related to the Amended and Restated Code of Regulations of First Federal Bancorp, Inc., to be voted on separately by the shareholders is not adopted at the 2003 Annual Meeting of Shareholders.

      The following table briefly summarizes the foregoing material changes and some of the technical changes contained in the New Regulations.

PROVISIONS UNDER THE                   PROVISIONS UNDER THE
CURRENT REGULATIONS                    NEW REGULATIONS
------------------------------------   ------------------------------------

1.  Indemnification required where     1.  Indemnification required if the
the director acted in good faith       act or omission giving rise to the
and in a manner he reasonably          claim for indemnification was not
believed to be in or not opposed to    occasioned by the director's intent
the best interests of Bancorp.         to cause injury to Bancorp or
                                       reckless disregard for the best
                                       interests of Bancorp.

2.  Directors may be removed, with     2.  Directors may be removed only
or without cause, by a majority,       for cause by the affirmative vote
provided that no individual            of a majority of the voting power
director may be removed if the         of Bancorp.
votes cast against such director's
removal, if cumulatively voted,
would be sufficient to elect one
director.

3.  Amendments to the Current          3.  Amendments to the New
Regulations may be adopted by the      Regulations must be adopted in
affirmative vote of a majority of      accordance with the provisions of
the voting power of Bancorp.           the Articles of Incorporation or, if
                                       not specified in the Articles, by
                                       the affirmative vote of a majority
                                       of the voting power of Bancorp.
                                       Under the Articles currently, (a)
                                       amendments approved by the Board of
                                       Directors may be adopted by the
                                       affirmative vote of at least a
                                       majority of the voting power of
                                       Bancorp, and (b) if the Board of
                                       Directors recommends against the
                                       approval of an amendment, the
                                       affirmative vote of at least three-
                                       fourths of the voting power of
                                       Bancorp is required for adoption of
                                       the amendment.

4.  Meetings may be held in person     4.  Meetings may be held in person,
or by proxy.                           by proxy or by the use of
                                       communications equipment.

5.  Use of male gender pronouns        5.  Use of gender neutral pronouns
such as "he," "his" and "him."         or both male and female pronouns.

6.  Proxies must be submitted in       6.  Proxies must be submitted in
writing.                               writing or by any other verifiable
                                       communication.

           PROPOSAL THREE:  RATIFICATION OF SELECTION OF AUDITORS

      The Board of Directors of Bancorp has selected BKD as the auditors of Bancorp and its subsidiary for the current fiscal year and recommends that the shareholders ratify such selection. Management expects that a representative of BKD will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF BKD AS THE AUDITORS OF BANCORP FOR THE CURRENT FISCAL YEAR.

               PROPOSALS OF SECURITY HOLDERS AND OTHER MATTERS

      Any proposals of security holders intended to be included in Bancorp's Proxy Statement for the 2004 Annual Meeting of Shareholders should be sent to Bancorp by certified mail and must be received by Bancorp not later than September 10, 2003. In addition, if a shareholder intends to present a proposal at the 2004 Annual Meeting and the proposal is not received by November 24, 2003, then the proxies designated by the Board of Directors of Bancorp for the 2004 Annual Meeting of Shareholders of Bancorp may vote in their discretion on any such proposal any shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.

      Management knows of no other business that may be brought before the Annual Meeting, including matters incident to the conduct of the Annual Meeting. If, however, other matters are brought before the Annual Meeting, the persons named in the enclosed Proxy intend to vote such Proxy in accordance with their best judgment.

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

Zanesville, Ohio                       J. William Plummer, President and
December 15, 2002                      Chief Executive Officer

                                       Ward D. Coffman, III, Secretary

                                  EXHIBIT A

                            AMENDED AND RESTATED
                             CODE OF REGULATIONS

                                     OF

                         FIRST FEDERAL BANCORP, INC.


                                 ARTICLE ONE
                          MEETINGS OF SHAREHOLDERS


      Section 1.01. Annual Meetings. The annual meeting of the shareholders for the election of directors, for the consideration of reports to be laid before such meeting and for the transaction of such other business as may properly come before such meeting, shall be held during the first calendar quarter of each year on a date designated by the directors.

      Section 1.02. Calling of Meetings. Meetings of the shareholders may be called only by the chairman of the board, the president, or, in case of the president's absence, death, or disability, the vice president authorized to exercise the authority of the president; the secretary; the directors by action at a meeting or a majority of the directors acting without a meeting; or the holders of at least twenty-five percent of all shares outstanding and entitled to vote thereat.

      Section 1.03. Place of Meetings. All meetings of shareholders shall be held at the principal office of the corporation, unless otherwise provided by action of the directors. Meetings of shareholders may be held at any place within or without the State of Ohio. If authorized by the directors, meetings of shareholders may be held solely by means of communications equipment as permitted by law.

      Section 1.04.  Notice of Meetings.

      (A) Written notice stating the time, place, if any, and purposes of a meeting of the shareholders, and the means, if any, by which shareholders can be present and vote at the meeting through the use of communications equipment, shall be given either by personal delivery or by mail, overnight delivery service, or any other means of communication authorized by the shareholder to whom the notice is given not less than seven nor more than sixty days before the date of the meeting, (1) to every shareholder of record entitled to notice of the meeting, (2) by or at the direction of the president or the secretary. If mailed or sent by overnight delivery service, such notice shall be sent to the shareholder at the shareholder's address as it appears on the records of the corporation. If sent by another means of communication authorized by the shareholder, the notice shall be sent to the address furnished by the shareholder for those transmissions. Notice of adjournment of a meeting need not be given if the time, place, if any, to which it is adjourned and the means, if any, by which shareholders can be present and vote at the meeting through the use of communications equipment are fixed and announced at the meeting. In the event of a transfer of shares after the record date for determining the shareholders who are entitled to receive notice of a meeting of shareholders, it shall not be necessary to give notice to the transferee. Nothing herein contained shall prevent the setting of a record date in the manner provided by law, the Articles or the Regulations for the determination of shareholders who are entitled to receive notice of or to vote at any meeting of shareholders or for any purpose required or permitted by law.

      (B) Following receipt by the president or the secretary of a request in writing, specifying the purpose or purposes for which the persons properly making such request have called a meeting of the shareholders, delivered either in person or by registered mail to such officer by any persons entitled to call a meeting of shareholders, such officer shall cause to be given to the shareholders entitled thereto notice of a meeting to be held on a date not less than seven nor more than sixty days after the receipt of such request, as such officer may fix. If such notice is not given within fifteen days after the receipt of such request by the president or the secretary, then, and only then, the persons properly calling the meeting may fix the time of meeting and give notice thereof in accordance with the provisions of the Regulations.

      (C) Any authorization by a shareholder to send notices given pursuant to this Section 1.04 by any means other than in person or by mail or overnight delivery service is revocable by written notice to the corporation either by personal delivery or by mail, overnight delivery service, or any other means of communication authorized by the corporation. If sent by another means of communication authorized by the corporation, the notice shall be sent to the address furnished by the corporation for those transmissions. Any authorization by a shareholder to send notices given pursuant to this Section 1.04 by any means other than in person or by mail or overnight delivery service will be deemed to have been revoked by the shareholder if (1) the corporation has attempted to make delivery of two consecutive notices in accordance with that authorization, and (2) the secretary or an assistant secretary of the corporation, or other person responsible for giving notice, has received notice that, or otherwise believes that, delivery has not occurred. Notwithstanding the foregoing, an inadvertent failure to treat the inability to deliver notice as a revocation will not invalidate any meeting of shareholders or other action.

      Section 1.05. Waiver of Notice. Notice of the time, place, if any, and purpose or purposes of any meeting of shareholders may be waived in writing, either before or after the holding of such meeting, by any shareholder, which writing shall be filed with or entered upon the records of such meeting. The attendance of any shareholder, in person, by proxy or by the use of communications equipment, at any such meeting without protesting the lack of proper notice, prior to or at the commencement of the meeting, shall be deemed to be a waiver by such shareholder of notice of such meeting. A telegram, cablegram, electronic mail, or any electronic or other transmission capable of authentication that appears to have been sent by a shareholder and that contains a waiver by such shareholder is a writing for the purposes of this Section 1.05.

      Section 1.06. Quorum. At any meeting of shareholders, the holders of a majority of the voting shares of the corporation then outstanding and entitled to vote thereat, present in person, by proxy or by the use of communications equipment, shall constitute a quorum for such meeting. The holders of a majority of the voting shares represented at a meeting, whether or not a quorum is present, or the chairman of the board, the president, or the officer of the corporation acting as chairman of the meeting, may adjourn such meeting from time to time, and if a quorum is present at such adjourned meeting, any business may be transacted as if the meeting had been held as originally called.

      Section 1.07. Votes. At all elections of directors, the candidates receiving the greatest number of votes shall be elected. Unless otherwise required by law, the Articles or these Regulations, any matter submitted to the shareholders at a meeting for their vote shall be decided by a majority of the shares of the corporation that are present in person, by proxy or by the use of communications equipment and constitute a quorum for such meeting.

      Section 1.08. Order of Business. The order of business at any meeting of shareholders shall be determined by the officer of the corporation acting as chairman of such meeting unless otherwise determined by a vote of the holders of a majority of the voting shares of the corporation then outstanding, present in person, by proxy or by the use of communications equipment, and entitled to vote at such meeting.

      Section 1.09. Shareholders Entitled to Vote. Each shareholder of record on the books of the corporation on the record date for determining the shareholders who are entitled to vote at a meeting of shareholders shall be entitled at such meeting to one vote for each share of the corporation standing in such shareholder's name on the books of the corporation on such record date. The directors may fix a record date for the determination of the shareholders who are entitled to receive notice of and to vote at a meeting of shareholders, which record date shall not be a date earlier than the date on which the record date is fixed and which record date may be a maximum of sixty days preceding the date of the meeting of shareholders.

      Section 1.10. Cumulative Voting. No shareholder of the corporation shall have the right to vote cumulatively in the election of directors.

      Section 1.11. Proxies. At meetings of the shareholders, any shareholder of record entitled to vote thereat may be represented and may vote by a proxy or proxies appointed by an instrument in writing signed by such shareholder or appointed by a verifiable communication authorized by such shareholder, but such instrument shall be filed with the secretary of the meeting before the person holding such proxy shall be allowed to vote thereunder. No proxy shall be valid after the expiration of eleven months after the date of its execution, unless the shareholder executing it shall have specified therein the length of time it is to continue in force.

      Section 1.12. Inspectors of Election. In advance of any meeting of shareholders, the directors may appoint inspectors of election to act at such meeting or any adjournment thereof; if inspectors are not so appointed, the officer of the corporation acting as chairman of any such meeting may make such appointment. In case any person appointed as inspector fails to appear or act, the vacancy may be filled only by appointment made by the directors in advance of such meeting or, if not so filled, at the meeting by the officer of the corporation acting as chairman of such meeting. No other person or persons may appoint or require the appointment of inspectors of election.

                                 ARTICLE TWO
                                  DIRECTORS

      Section 2.01. Authority and Qualifications. Except where the law, the Articles or the Regulations otherwise provide, all authority of the corporation shall be vested in and exercised by its directors. Directors need not be shareholders of the corporation.

      Section 2.02.  Number of Directors and Term of Office.

      (A) Until changed in accordance with the provisions of the Regulations, the number of directors of the corporation shall be seven. The number of directors shall be divided into two classes as nearly equal in number as possible. The members of each class shall be elected for a term of two years and until their successors are duly elected and qualified or until their earlier resignation, removal from office, or death. One class of directors shall be elected annually.

      (B) The number of directors may be fixed or changed at a meeting of the shareholders called for the purpose of electing directors at which a quorum is present, only by the affirmative vote of the holders of not less than a majority of the voting shares which are represented at the meeting, in person, by proxy or by the use of communications equipment, and entitled to vote on such proposal.

      (C) The directors may fix or change the number of directors and may fill any director's office that is created by an increase in the number of directors; provided, however, that the directors may not increase the number of directors to more than fifteen nor reduce the number of directors to less than three.

      (D) No reduction in the number of directors shall of itself have the effect of shortening the term of any incumbent director.

      Section 2.03.  Election.

      (A) Any nominee for election as a director of the corporation may be proposed only by the directors or by any shareholder entitled to vote for the election of directors. No person, other than a nominee proposed by the directors, may be nominated for election as a director of the corporation unless such person shall have been proposed in a written notice, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the corporation at the principal offices of the corporation. In the case of a nominee proposed for election as a director at an annual meeting of shareholders, such written notice of a proposed nominee shall be received by the Secretary of the corporation on or before the later of (i) the November 15th immediately preceding such annual meeting, or (ii) the sixtieth (60th) day before the first anniversary of the most recent annual meeting of shareholders of the corporation held for the election of directors; provided, however, that if the annual meeting for the election of directors in any year is not held on or before the thirty-first (31st) day next following such anniversary, then the written notice required by this subparagraph (A) shall be received by the Secretary within a reasonable time prior to the date of such annual meeting. In the case of a nominee proposed for election as a director at a special meeting of shareholders at which directors are to be elected, such written notice of a proposed nominee shall be received by the Secretary of the corporation no later than the close of business on the seventh day following the day on which notice of the special meeting was mailed to shareholders. Each such written notice of a proposed nominee shall set forth (1) the name, age, business or residence address of each nominee proposed in such notice, (2) the principal occupation or employment of each such nominee, and (3) the number of common shares of the corporation owned beneficially and/or of record by each such nominee and the length of time any such shares have been so owned.

      (B) If a shareholder shall attempt to nominate one or more persons for election as a director at any meeting at which directors are to be elected without having identified each such person in a written notice given as contemplated by, and/or without having provided therein the information specified in subparagraph (A) of this Section, each such attempted nomination shall be invalid and shall be disregarded unless the presiding officer of the meeting determines that the facts warrant the acceptance of such nomination.

      (C) The election of directors shall be by ballot whenever requested by the presiding officer of the meeting or by the holders of a majority of the voting shares outstanding, entitled to vote at such meeting and present in person, by proxy or by the use of communications equipment, but unless such request is made, the election shall be by voice vote.

      Section 2.04. Removal. A director or directors may be removed from office by shareholders only for cause and only by the vote of the holders of shares entitling them to exercise not less than a majority of the voting power of the corporation to elect directors in place of those to be removed. In case of any such removal, a new director may be elected at the same meeting for the unexpired term of each director removed. Failure to elect a director to fill the unexpired term of any director removed shall be deemed to create a vacancy in the board.

      Section 2.05. Vacancies. The remaining directors, though less than a majority of the whole authorized number of directors, may, by the vote of a majority of their number, fill any vacancy in the board for the unexpired term. A vacancy in the board exists within the meaning of this Section
2.05 in case the shareholders increase the authorized number of directors but fail at the meeting at which such increase is authorized, or an adjournment thereof, to elect the additional directors provided for, or in case the shareholders fail at any time to elect the whole authorized number of directors.

      Section 2.06. Meetings. A meeting of the directors shall be held immediately following the adjournment of each annual meeting of shareholders at which directors are elected, and notice of such meeting need not be given. The directors shall hold such other meetings as may from time to time be called, and such other meetings of directors may be called only by the chairman of the board, the president, or any two directors. All meetings of directors shall be held at the principal office of the corporation or at such other place as the directors may from time to time determine by resolution. Meetings of the directors may be held through any communications equipment if all persons participating can hear each other and participation in a meeting pursuant to this provision shall constitute presence at such meeting.

      Section 2.07. Notice of Meetings. Notice of the time and place, if any, of each meeting of directors for which such notice is required by law, the Articles, the Regulations or the By-Laws shall be given to each of the directors by at least one of the following methods:

      (A) In a writing mailed not less than three days before such meeting and addressed to the residence or usual place of business of a director, as such address appears on the records of the corporation; or

      (B) In a writing sent by overnight delivery service not less than two days before such meeting and addressed to the residence or usual place of business of a director, as such address appears on the records of the corporation; or

      (C) By telegraph, cable, radio, wireless, or any other means of communication authorized by the director to the address furnished by the director for those transmissions, not later than the day before the date on which such meeting is to be held; or

      (D) Personally or by telephone not later than the day before the date on which such meeting is to be held.

Notice given to a director by any one of the methods specified in the Regulations shall be sufficient, and the method of giving notice to all directors need not be uniform. Notice of any meeting of directors may be given only by the chairman of the board, the president or the secretary of the corporation. Any such notice need not specify the purpose or purposes of the meeting. Notice of adjournment of a meeting of directors need not be given if the time and place to which it is adjourned are fixed and announced at such meeting.

      Section 2.08. Waiver of Notice. Notice of any meeting of directors may be waived in writing, either before or after the holding of such meeting, by any director, which writing shall be filed with or entered upon the records of the meeting. The attendance of any director, in person or by the use of communications equipment, at any meeting of directors without protesting, prior to or at the commencement of the meeting, the lack of proper notice, shall be deemed to be a waiver by such director of notice of such meeting. A telegram, cablegram, electronic mail, or an electronic or other transmission capable of authentication that appears to have been sent by a director and that contains a waiver by such director is a writing for the purposes of this Section 2.08.

      Section 2.09. Quorum. A majority of the whole authorized number of directors shall be necessary to constitute a quorum for a meeting of directors, except that a majority of the directors in office shall constitute a quorum for filling a vacancy in the board. The act of a majority of the directors present at a meeting at which a quorum is present is the act of the board, except as otherwise provided by law, the Articles or the Regulations.

      Section 2.10. Executive Committee. The directors may create an executive committee or any other committee of directors, to consist of not less than three directors, and may authorize the delegation to such executive committee or other committees of any of the authority of the directors, however conferred, other than that of filling vacancies among the directors or in the executive committee or in any other committee of the directors.

      Such executive committee or any other committee of directors shall serve at the pleasure of the directors, shall act only in the intervals between meetings of the directors, and shall be subject to the control and direction of the directors. Such executive committee or other committee of directors may act by a majority of its members at a meeting or by a writing or writings signed by all of its members. A telegram, cablegram, electronic mail, or an electronic or other transmission capable of authentication that appears to have been sent by a director is a writing for the purposes of this Section 2.10.

      Any act or authorization of any act by the executive committee or any other committee within the authority delegated to it shall be as effective for all purposes as the act or authorization of the directors. No notice of a meeting of the executive committee or of any other committee of directors shall be required. A meeting of the executive committee or of any other committee of directors may be called only by the president or by a member of such executive or other committee of directors. Meetings of the executive committee or of any other committee of directors may be held through any communications equipment if all persons participating can hear each other and participation in such a meeting shall constitute presence thereat.

      Section 2.11. Compensation. Directors shall be entitled to receive as compensation for services rendered and expenses incurred as directors, such amounts as the directors may determine.

      Section 2.12. By-Laws. The directors may adopt, and amend from time to time, By-Laws for their own government, which By-Laws shall not be inconsistent with the law, the Articles or the Regulations.

                                ARTICLE THREE
                                  OFFICERS

      Section 3.01. Officers. The officers of the corporation to be elected by the directors shall be a president, a secretary, a treasurer, and, if desired, one or more vice presidents and such other officers and assistant officers as the directors may from time to time elect. The directors may elect a chairman of the board, who must be a director. Officers need not be shareholders of the corporation, and may be paid such compensation as the board of directors may determine. Any two or more offices may be held by the same person, but no officer shall execute, acknowledge, or verify any instrument in more than one capacity if such instrument is required by law, the Articles, the Regulations or the By-Laws to be executed, acknowledged, or verified by two or more officers.

      Section 3.02. Tenure of Office. The officers of the corporation shall hold office at the pleasure of the directors. Any officer of the corporation may be removed, either with or without cause, at any time, by the affirmative vote of a majority of all the directors then in office; such removal, however, shall be without prejudice to the contract rights, if any, of the person so removed.

      Section 3.03. Duties of the Chairman of the Board. The chairman of the board, if any, shall preside at all meetings of the directors. The chairman shall have such other powers and duties as the directors shall from time to time assign.

      Section 3.04. Duties of the President. The president shall be the chief executive officer of the corporation and shall exercise supervision over the business of the corporation and shall have, among such additional powers and duties as the directors may from time to time assign, the power and authority to sign all certificates evidencing shares of the corporation and all deeds, mortgages, bonds, contracts, notes and other instruments requiring the signature of the president of the corporation. It shall be the duty of the president to preside at all meetings of shareholders.

      Section 3.05. Duties of the Vice Presidents. In the absence of the president or in the event of the president's inability or refusal to act, the vice president, if any (or in the event there be more than one vice president, the vice presidents in the order designated, or in the absence of any designation, then in the order of their election), shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all restrictions upon the president. The vice presidents shall perform such other duties and have such other powers as the directors may from time to time prescribe.

      Section 3.06. Duties of the Secretary. It shall be the duty of the secretary, or of an assistant secretary, if any, in case of the absence or inability to act of the secretary, to keep minutes of all the proceedings of the shareholders and the directors and to make a proper record of the same; to perform such other duties as may be required by law, the Articles or the Regulations; to perform such other and further duties as may from time to time be assigned to the secretary by the directors or the president; and to deliver all books, paper and property of the corporation in the secretary's possession to the successor, or to the president.

      Section 3.07. Duties of the Treasurer. The treasurer, or an assistant treasurer, if any, in case of the absence or inability to act of the treasurer, shall receive and safely keep in charge all money, bills, notes, choses in action, securities and similar property belonging to the corporation, and shall do with or disburse the same as directed by the president or the directors; shall keep an accurate account of the finances and business of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, stated capital and shares, together with such other accounts as may be required and hold the same open for inspection and examination by the directors; shall give bond in such sum with such security as the directors may require for the faithful performance of the treasurer's duties; shall, upon the expiration of the treasurer's term of office, deliver all money and other property of the corporation in the treasurer's possession or custody to the successor or the president; and shall perform such other duties as from time to time may be assigned by the directors.

                                ARTICLE FOUR
                                   SHARES

      Section 4.01. Certificates. Certificates evidencing ownership of shares of the corporation shall be issued to those entitled to them. Each certificate evidencing shares of the corporation shall bear a distinguishing number; the signatures of the chairman of the board, the president, or a vice president, and of the secretary or an assistant secretary, or the treasurer or an assistant treasurer (except that when any such certificate is countersigned by an incorporated transfer agent or registrar, such signatures may be facsimile, engraved, stamped or printed); and such recitals as may be required by law. Certificates evidencing shares of the corporation shall be of such tenor and design as the directors may from time to time adopt and may bear such recitals as are permitted by law.

      Section 4.02. Transfers. Where a certificate evidencing a share or shares of the corporation is presented to the corporation or its proper agents with a request to register transfer, the transfer shall be registered as requested if:

      (A) An appropriate person signs on each certificate so presented or signs on a separate document an assignment or transfer of shares evidenced by each such certificate, or signs a power to assign or transfer such shares, or when the signature of an appropriate person is written without more on the back of each such certificate; and

      (B) Reasonable assurance is given that the endorsement of each appropriate person is genuine and effective; the corporation or its agents may refuse to register a transfer of shares unless the signature of each appropriate person is guaranteed by a commercial bank or trust company having an office or a correspondent in the City of New York, by a firm having membership in the New York Stock Exchange, or by an "eligible guarantor institution" as defined in Rule 17ad-15 under the Securities Exchange Act of 1934 or any successor rule or regulation; and

      (C) All applicable laws relating to the collection of transfer or other taxes have been complied with; and

      (D) The corporation or its agents are not otherwise required or permitted to refuse to register such transfer.

      Section 4.03. Transfer Agents and Registrars. The directors may appoint one or more agents to transfer or to register shares of the corporation, or both.

      Section 4.04. Lost, Wrongfully Taken or Destroyed Certificates. Except as otherwise provided by law, where the owner of a certificate evidencing shares of the corporation claims that such certificate has been lost, destroyed or wrongfully taken, the directors must cause the corporation to issue a new certificate in place of the original certificate if the owner:

      (A) So requests before the corporation has notice that such original certificate has been acquired by a bona fide purchaser; and

      (B) Files with the corporation, unless waived by the directors, an indemnity bond, with surety or sureties satisfactory to the corporation, in such sums as the directors may, in their discretion, deem reasonably sufficient as indemnity against any loss or liability that the corporation may incur by reason of the issuance of each such new certificate; and

      (C) Satisfies any other reasonable requirements which may be imposed by the directors, in their discretion.

      Section 4.05. Uncertificated Shares. Anything contained in this Article Four to the contrary notwithstanding, the directors may provide by resolution that some or all of any or all classes and series of shares of the corporation shall be uncertificated shares, provided that such resolution shall not apply to (A) shares of the corporation represented by a certificate until such certificate is surrendered to the corporation in accordance with applicable provisions of Ohio law or (B) any certificated security of the corporation issued in exchange for an uncertificated security in accordance with applicable provisions of Ohio law. The rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificates representing shares of the same class and series shall be identical, except as otherwise expressly provided by law.

                                ARTICLE FIVE
                        INDEMNIFICATION AND INSURANCE

      Section 5.01. Indemnification. The corporation shall indemnify any officer or director of the corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including, without limitation, any action threatened or instituted by or in the right of the corporation), by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, member, manager or agent of another corporation (domestic or foreign, nonprofit or for profit), limited liability company, partnership, joint venture, trust or other enterprise, against expenses (including, without limitation, attorneys' fees, filing fees, court reporters' fees and transcript costs), judgments, fines and amounts paid in settlement actually and reasonably incurred by such officer or director in connection with such action, suit or proceeding if such officer or director's act or omission giving rise to any claim for indemnification under this Section 5.01 was not occasioned by such officer or director's intent to cause injury to the corporation or by his or her reckless disregard for the best interests of the corporation, and in respect of any criminal action or proceeding, if he or she had no reasonable cause to believe his or her conduct was unlawful. It shall be presumed that no act or omission of a person claiming indemnification under this Section 5.01 that gives rise to such claim was occasioned by an intent to cause injury to the corporation or by a reckless disregard for the best interests of the corporation, and with respect to any criminal matter, the person claiming indemnification shall be presumed to have had no reasonable cause to believe his or her conduct was unlawful. The presumption recited in this Section 5.01 can be rebutted only by clear and convincing evidence, and the termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, rebut such presumption.

      Section 5.02. Court-Approved Indemnification. Anything contained in the Regulations or elsewhere to the contrary notwithstanding:

      (A) the corporation shall not indemnify any officer or director of the corporation who was a party to any completed action or suit instituted by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, member, manager or agent of another corporation (domestic or foreign, nonprofit or for profit), limited liability company, partnership, joint venture, trust or other enterprise, in respect of any claim, issue or matter asserted in such action or suit as to which he or she shall have been adjudged to be liable for an act or omission occasioned by his or her deliberate intent to cause injury to the corporation or by his or her reckless disregard for the best interests of the corporation, unless and only to the extent that the Court of Common Pleas of Muskingum County, Ohio or the court in which such action or suit was brought shall determine upon application that, despite such adjudication of liability, and in view of all the circumstances of the case, he or she is fairly and reasonably entitled to such indemnity as such Court of Common Pleas or such other court shall deem proper; and

      (B) the corporation shall promptly make any such unpaid indemnification as is determined by a court to be proper as contemplated by this Section 5.02.

      Section 5.03. Indemnification for Expenses. Anything contained in the Regulations or elsewhere to the contrary notwithstanding, to the extent that an officer or director of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 5.01, or in defense of any claim, issue or matter therein, he or she shall be promptly indemnified by the corporation against expenses (including, without limitation, attorneys' fees, filing fees, court reporters' fees and transcript costs) actually and reasonably incurred by such officer or director in connection therewith.

      Section 5.04 Determination Required. Any indemnification required under Section 5.01 and not precluded under Section 5.02 shall be made by the corporation only upon a determination that such indemnification is proper in the circumstances because the officer or director has met the applicable standard of conduct set forth in Section 5.01. Such determination may be made only (A) by a majority vote of a quorum consisting of directors of the corporation who were not and are not parties to, or threatened with, any such action, suit or proceeding, or (B) if such a quorum is not obtainable or if a majority of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified, within the past five years, or (C) by the shareholders, or (D) by the Court of Common Pleas of Muskingum County, Ohio or (if the corporation is a party thereto) the court in which such action, suit or proceeding was brought, if any; any such determination may be made by a court under division (D) of this Section 5.04 at any time (including, without limitation, any time before, during or after the time when any such determination may be requested of, be under consideration by or have been denied or disregarded by the disinterested directors under division (A) or by independent legal counsel under division (B) or by the shareholders under division (C) of this Section 5.04); and no failure for any reason to make any such determination, and no decision for any reason to deny any such determination, by the disinterested directors under division (A) or by independent legal counsel under division (B) or by the shareholders under division (C) of this Section 5.04 shall be evidence in rebuttal of the presumption recited in Section 5.01. Any determination made by the disinterested directors under division (A) or by independent legal counsel under division (B) of this Section 5.04 to make indemnification in respect of any claim, issue or matter asserted in an action or suit threatened or brought by or in the right of the corporation shall be promptly communicated to the person who threatened or brought such action or suit, and within ten (10) days after receipt of such notification such person shall have the right to petition the Court of Common Pleas of Muskingum County, Ohio or the court in which such action or suit was brought, if any, to review the reasonableness of such determination.

      Section 5.05. Advances for Expenses. The provisions of Section 1701.13(E)(5)(a) of the Ohio Revised Code do not apply to the corporation. Expenses (including, without limitation, attorneys' fees, filing fees, court reporters' fees and transcript costs) incurred in defending any action, suit or proceeding referred to in Section 5.01 shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding to or on behalf of the officer or director promptly as such expenses are incurred by such officer or director, but only if such officer or director shall first agree, in writing:

      (A) to repay all amounts so paid in respect of any claim, issue or other matter asserted in such action, suit or proceeding in defense of which he or she shall not have been successful on the merits or otherwise if it is proved by clear and convincing evidence in a court of competent jurisdiction that, in respect of any such claim, issue or other matter his or her relevant action or failure to act was occasioned by his or her deliberate intent to cause injury to the corporation or his or her reckless disregard for the best interests of the corporation, unless and only to the extent that the Court of Common Pleas of Muskingum County, Ohio or the court in which such action or suit was brought shall determine upon application that, despite such determination, and in view of all the circumstances, he or she is fairly and reasonably entitled to all or part of such indemnification; and

      (B) to reasonably cooperate with the corporation concerning the action, suit or proceeding.

      Section 5.06. Article Five Not Exclusive. The indemnification provided by this Article Five shall not be deemed exclusive of any other rights to which any person seeking indemnification may be entitled under the Articles, the Regulations, any agreement, a vote of disinterested directors, or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be an officer or director of the corporation and shall inure to the benefit of the heirs, executors, and administrators of such a person.

      Section 5.07. Insurance. The corporation may purchase and maintain insurance for or on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, member, manager or agent of another corporation (domestic or foreign, nonprofit or for profit), limited liability company, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the obligation or the power to indemnify him or her against such liability under the provisions of this Article Five. Insurance may be purchased from or maintained with a person in which the corporation has a financial interest.

      Section 5.08. Certain Definitions. For purposes of this Article Five, and as an example and not by way of limitation:

      (A) A person claiming indemnification under this Article Five shall be deemed to have been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 5.01, or in defense of any claim, issue or other matter therein, if such action, suit or proceeding shall be terminated as to such person, with or without prejudice, without the entry of a judgment or order against such person, without a conviction of such person, without the imposition of a fine upon such person and without his or her payment or agreement to pay any amount in settlement thereof (whether or not any such termination is based upon a judicial or other determination of the lack of merit of the claims made against him or her or otherwise results in a vindication of such person); and

      (B) References to an "other enterprise" shall include employee benefit plans; references to a "fine" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" within the meaning of that term as used in this Article Five.

      Section 5.09. Venue. Any action, suit or proceeding to determine a claim for, or for repayment to the corporation of, indemnification under this Article Five may be maintained by the person claiming such indemnification, or by the corporation, in the Court of Common Pleas of Muskingum County, Ohio. The corporation and (by claiming or accepting such indemnification) each such person consent to the exercise of jurisdiction over them by the Court of Common Pleas of Muskingum County, Ohio in any such action, suit or proceeding.

                                 ARTICLE SIX
                                MISCELLANEOUS

      Section 6.01. Amendments. Except as set forth in the Articles of Incorporation, the Regulations may be amended, or new regulations may be adopted, at a meeting of shareholders held for such purpose, only by the affirmative vote of the holders of shares entitling them to exercise not less than a majority of the voting power of the corporation on such proposal, or without a meeting by the written consent of the holders of shares entitling them to exercise not less than a majority of the voting power of the corporation on such proposal.

      Section 6.02. Action by Shareholders or Directors Without a Meeting. Anything contained in the Regulations to the contrary notwithstanding, except as provided in Section 6.01, any action which may be authorized or taken at a meeting of the shareholders or of the directors or of a committee of the directors, as the case may be, may be authorized or taken without a meeting with the affirmative vote or approval of, and in a writing or writings signed by, all the shareholders who would be entitled to notice of a meeting of the shareholders held for such purpose, or all the directors, or all the members of such committee of the directors, respectively, which writings shall be filed with or entered upon the records of the corporation. A telegram, a cablegram, electronic mail, or an electronic or other transmission capable of authentication that appears to have been sent by a shareholder or a director, as the case may be, and that contains an affirmative vote or approval of such shareholder or director is a writing for the purposes of this Section 6.02. The date on which that telegram, cablegram, electronic mail, or electronic or other transmission is sent is the date on which the writing is signed.

                               REVOCABLE PROXY
       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                         FIRST FEDERAL BANCORP, INC.
                       THE FIRST FEDERAL BANCORP, INC.
                       ANNUAL MEETING OF SHAREHOLDERS
                              FEBRUARY 19, 2003

The undersigned shareholder of First Federal Bancorp, Inc. ("Bancorp") hereby constitutes and appoints John C. Matesich, III, Don R. Parkhill and Larry W. Snode, or any one of them, the Proxy or Proxies of the undersigned with full power of substitution and resubstitution, to vote at the Annual Meeting of Shareholders of Bancorp to be held at the Holiday Inn, 4645 East Pike, Zanesville, Ohio, on February 19, 2003, at 2:00 p.m., Eastern Standard Time (the "Annual Meeting"), all of the shares of Bancorp that the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

1.    To re-elect four directors of Bancorp for terms expiring in 2005;

      [ ]   FOR all nominees listed      [ ]   WITHHOLD authority to vote
            below (except as marked            for all nominees listed
            to the contrary below):            below:

                            Ward D. Coffman, III
                           Robert D. Goodrich, II
                            Patrick L. Hennessey
                            Connie Ayres LaPlante

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

        _____________________________________________________________

2.    Proposals related to the Amended and Restated Code of Regulations:
      NOTE: None of the proposals in item 2 will be adopted unless all of the proposals in item 2 are approved by a majority of the outstanding common shares. Use the following lines to vote separately for each
      proposal:                               FOR      AGAINST      ABSTAIN
      (a)   adoption of the Amended and
            Restated Code of Regulations
            in its entirety;                  [ ]        [ ]          [ ]
      (b)   adoption of provisions in the
            Amended and Restated Code of
            Regulations restricting the
            removal of directors;             [ ]        [ ]          [ ]
      (c)   adoption of provisions in the
            Amended and Restated Code of
            Regulations expanding the
            indemnification of directors
            and officers; and                 [ ]        [ ]          [ ]
      (d)   adoption of technical changes
            to the existing Code of
            Regulations and the removal
            of obsolete provisions.           [ ]        [ ]          [ ]

3. To ratify the selection of BKD LLP as the auditors of Bancorp for the current fiscal year; and

               [ ]   FOR      [ ]   AGAINST      [ ]   ABSTAIN

4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR PROPOSALS 1, 2(a), 2(b), 2(c) AND 2(d) AND 3 AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

      Important:  Please sign and date this proxy on the reverse side.
                                   (OVER)

All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the Annual Meeting of Shareholders of Bancorp and of the accompanying Proxy Statement is hereby acknowledged.

Please sign exactly as your name appears on your Stock Certificates(s). Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full titles.


___________________________________    ____________________________________
Signature                              Signature

___________________________________    ____________________________________
Print or Type Name                     Print or Type Name

___________________________________    ____________________________________
Date                                   Date

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BANCORP. PLEASE DATE, SIGN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.